TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
CGM Capital Development Fund increased 29.4% during the fourth quarter of 1998 compared to the Standard and Poor's 500 Index which rose 21.4%. For the year just ended, CGM Capital Development Fund returned 8.5% while the unmanaged S&P 500 Index returned 28.6%, all on a total return basis.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
Last year unfolded much as expected with growth in the U.S. economy, healthy gains in productivity and employment, and moderate increases in corporate profits. The market climbed during the first half of the year, but fell precipitously in the third quarter in response to turmoil and falling markets abroad. The Federal Reserve Board reduced interest rates on three occasions over a fairly short period of time and, almost overnight, confidence was restored to the markets. In the fourth quarter, the S&P 500 Index recovered 21% to end the year near 1998 highs.

The one exceptional event of 1998 was a huge jump in the market price of large capitalization company stocks which drove the leading averages to new highs. Though the S&P 500 Index was up 28.6% for the year, the average stock in the Index was up only 5% on an equal weighted basis.

We believe the outlook for 1999 is for more of the same with moderate growth, low inflation, and, perhaps, low interest rates. Casting a shadow over otherwise rosy economic forecasts, however, are commodity prices which are falling across the board. Price pressures are squeezing profit margins to the downside and corporations are being forced to reduce costs as excess capacity grows. Weaker foreign markets for U.S. exports were a drag on the U.S. economy in 1998 and may continue to be in the new year although there are signs that Japan, the second largest economy in the world, is taking steps to resume economic growth. Additionally, the new Euro currency could bolster trade and invigorate the European economy.

From a large capitalization company perspective, the securities markets begin 1999 with generous valuations. However, as we learned in 1998, the securities market is segmented and many smaller and mid-size companies, which have not participated in the rising market, represent good value at current prices. We expect the market to broaden to include those companies in which many of our assets are invested today.

PORTFOLIO STRATEGY
CGM Capital Development Fund remained fully invested throughout 1998. A significant portion of the Fund's assets was invested in small and mid-cap stocks and this group generally failed to keep pace with the significant appreciation of the S&P 500 despite mostly favorable earnings progress. While ownership of a number of premium valuation large capitalization stocks which are heavily weighted in the S&P 500 average would have enhanced 1998 results, we believed then, as we do now, that they are significantly overvalued.

The CGM Capital Development Fund portfolio is dominated by holdings in company stocks we believe are selling at reasonable price-to-earning relationships. The Fund's three largest industry positions are in housing and building materials, electronic components and hotels and restaurants. The three largest company holdings are Nokia Corporation, Firstar Corporation, and CHS Electronics, Inc.

                /s/ Robert L. Kemp

                    Robert L. Kemp
                    President

                /s/ G. Kenneth Heebner

                    G. Kenneth Heebner
                    Portfolio Manager

January 8, 1999

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
CGM CAPITAL DEVELOPMENT FUND AND THE UNMANAGED S&P 500 INDEX assuming reinvestment of dividends and capital gains

  CGM Capital Development Fund
  Average Annual Total Returns
---------------------------------
    1 year     5 year    10 year
     8.5%      13.4%      21.0%
---------------------------------
Past performance is no indication
     of future results

               CGM Capital                  Unmanaged
               Development                   S&P 500
------------------------------------------------------
               $10,000                       $10,000
1989            11,790                        13,160
1990            11,955                        12,752
1991            23,803                        16,629
1992            27,968                        17,892
1993            35,995                        19,700
1994            27,752                        19,956
1995            39,158                        27,439
1996            50,161                        33,750
1997            61,398                        45,023
1998            67,432                        57,899

CGM CAPITAL DEVELOPMENT FUND
PORTFOLIO MANAGER
------------------------------------------------------------------------------
G. Kenneth Heebner has managed CGM Capital Development Fund since 1976. In 1990, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner was at Loomis, Sayles and Company where he managed the Fund, then known as Loomis-Sayles Capital Development Fund. In addition to CGM Capital Development Fund, Mr. Heebner currently manages CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund as well as two other mutual funds. He also co-manages CGM Fixed Income Fund with Janice Saul.

INVESTMENT PERFORMANCE
(unaudited)
------------------------------------------------------------------------------
Total Return for Periods Ended December 31, 1998

                                                            CGM CAPITAL
                                                            DEVELOPMENT
                                                               FUND
                                                      -----------------------
10 Years ...........................................          +574.3%
 5 Years ...........................................          + 87.3%
 1 Year ............................................          +  8.5%
 3 Months ..........................................          + 29.4%

The performance data contained in the report represent past performance. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

 --------------------------------------------------------------------------------------------------------------------------------
                                                     25 YEAR INVESTMENT RECORD
                                        DECEMBER 31, 1973 -- DECEMBER 31, 1998 (UNAUDITED)
 --------------------------------------------------------------------------------------------------------------------------------
                                  IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1973
 --------------------------------------------------------------------------------------------------------------------------------
                   --AND HAD TAKEN ALL DIVIDENDS                          OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                     AND DISTRIBUTIONS IN CASH                               GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                      During the Year
                                  You Would Have Received                                        Which Would Represent
 --------------------------------------------------------------------------------------------------------------------------------
                                                                           The Value of                            A Cumulative
              The Net                                                     Your Original                               Change
            Asset Value        Per Share           Per Share               Investment               An               Expressed
   On         of Your        Capital Gains          Income                   At Each              Annual         As An Index With
December   Shares Would      Distributions       Distributions              Year End           Total Return         December 31,
   31        Have Been            of                  of                 Would Have Been            of                1973 = 100.0
 --------------------------------------------------------------------------------------------------------------------------------
  1973        $12.69                                                                                                    100.0
  1974          7.78            $  0.37*             $0.14                   $  8.12               -  36.0%              64.0
  1975          9.35              --                  0.15                      9.95               +  22.5               78.4
  1976         10.98              --                  0.13                     11.85               +  19.1               93.4
  1977         10.74              --                  0.18                     11.78               -   0.6               92.8
  1978         13.05              --                  0.27                     14.71               +  24.9              115.9
  1979         16.20              --                  0.35                     18.74               +  27.4              147.7
  1980         20.50              1.65*               0.36                     26.78               +  42.9              211.1
  1981         17.34              3.38                0.36                     27.99               +   4.5              220.6
  1982         24.88              2.88                0.41                     50.07               +  78.9              394.7
  1983         25.21              2.50                0.47                     57.88               +  15.6              456.3
  1984         17.28              6.15                0.11                     53.13               -   8.2              418.9
  1985         25.02              --                  0.18                     77.68               +  46.2              612.4
  1986         23.12              7.46                0.16                     99.74               +  28.4              786.3
  1987         16.56             10.09                0.14                    115.60               +  15.9              911.3
  1988         15.87              0.02                0.62                    115.25               -   0.3              908.6
  1989         18.37              --                  0.34                    135.88               +  17.9             1071.2
  1990         18.53              --                  0.10                    137.78               +   1.4             1086.2
  1991         25.80             11.07*               0.06                    274.32               +  99.1             2162.6
  1992         27.43              2.68*               0.20                    322.33               +  17.5             2541.1
  1993         27.71              7.51                0.07                    414.84               +  28.7             3270.4
  1994         20.58              0.71                0.07                    319.84               -  22.9             2521.5
  1995         27.33              1.68                0.02                    451.29               +  41.1             3557.8
  1996         29.08              5.87                0.07                    578.10               +  28.1             4557.5
  1997         26.96              9.08                --                      716.27               +  23.9             5646.7
  1998         24.95              4.19                0.11                    777.15               +   8.5             6126.7
                               -------               -----                                          ------
Totals                         $ 77.29               $5.07                                         +6026.7
 --------------------------------------------------------------------------------------------------------------------------------
* Includes $0.15, $0.09, $0.02 and $0.02 per share distributed from paid-in capital.

 --------------------------------------------------------------------------------------------------------------------------------
The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

-------------------------------------------------------------------------------
BOARD OF TRUSTEES

PETER O. BROWN
NICHOLAS J. GRANT
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
INVESTMENTS AS OF DECEMBER 31, 1998

COMMON STOCKS -- 100.3% OF TOTAL NET ASSETS

                                                          SHARES     VALUE(A)
                                                          ------     --------
BANKS -- MONEY CENTER -- 6.4%
Chase Manhattan Corporation ..........................   662,000  $ 45,057,375
                                                                  ------------

BANKS -- REGIONAL -- 7.3%
Firstar Corporation ..................................   548,000    51,101,000
                                                                  ------------

BEVERAGES AND TOBACCO -- 5.0%
Philip Morris Companies, Inc. ........................   656,500    35,122,750
                                                                  ------------

ELECTRONIC AND COMMUNICATION EQUIPMENT -- 7.9%
Nokia Corporation ADR(b) .............................   463,000    55,762,563
                                                                  ------------

ELECTRONIC COMPONENTS -- 15.8%
Intel Corporation ....................................   330,000    39,125,625
Micron Technology, Inc.(c)............................   680,000    34,382,500
Texas Instruments, Inc. ..............................   436,000    37,305,250
                                                                  ------------
                                                                   110,813,375
                                                                  ------------
HOTELS AND RESTAURANTS -- 14.0%
CKE Restaurants, Inc. ................................ 1,425,380    41,959,624
Foodmaker, Inc.(c) ................................... 1,476,000    32,564,250
Ruby Tuesday, Inc. ................................... 1,134,200    24,101,750
                                                                  ------------
                                                                    98,625,624
                                                                  ------------
HOUSING AND BUILDING MATERIALS -- 16.7%
Centex Corporation ...................................   468,000    21,089,250
D. R. Horton, Inc. ................................... 1,475,000    33,925,000
Kaufman & Broad Home Corporation ..................... 1,085,000    31,193,750
Lennar Corporation ................................... 1,242,600    31,375,650
                                                                  ------------
                                                                   117,583,650
                                                                  ------------
INSURANCE -- 1.6%
The Progressive Corporation ...........................   68,000    11,517,500
                                                                  ------------

MISCELLANEOUS -- 7.8%
CHS Electronics, Inc.(c) ..............................2,720,000    46,070,000
Gucci Group NV ADR(b) .................................  185,000     8,995,625
                                                                  ------------
                                                                    55,065,625
                                                                  ------------
OFFICE EQUIPMENT AND SUPPLIES -- 6.8%
International Business Machines Corporation ...........  215,000    39,721,250
Lexmark International Group, Inc.(c) ..................   79,000     7,939,500
                                                                  ------------
                                                                    47,660,750
                                                                  ------------

PAPER PRODUCTS/CONSUMER -- 4.4%
Asia Pulp & Paper Company Ltd. ADR(b)(c) ............. 3,765,000    30,825,937
                                                                  ------------

PERIPHERALS -- 0.8%
Hutchinson Technology, Incorporated(c) ...............   150,000     5,343,750
                                                                  ------------

RETAIL -- 0.6%
Wal-Mart Stores, Inc. ................................    50,000     4,071,875
                                                                  ------------
TEXTILE AND APPAREL -- 5.2%
Tommy Hilfiger Corporation(c) ........................   615,000    36,900,000
                                                                  ------------

   TOTAL COMMON STOCKS (Identified Cost $653,779,503) ..........   705,451,774
                                                                  ------------

                                                           FACE
SHORT-TERM INVESTMENT -- 1.0%                             AMOUNT
                                                          ------
   American Express Credit Corporation, 4.85% 1/04/99
      (Cost $7,020,000) ............................. $7,020,000     7,020,000
                                                                  ------------

TOTAL INVESTMENTS -- 101.3%
   (Identified Cost $660,799,503)(d) ...........................   712,471,774
   Cash and Receivables ........................................    17,772,682
   Liabilities .................................................   (26,826,492)
                                                                  ------------
TOTAL NET ASSETS -- 100.0% .....................................  $703,417,964
                                                                  ============

(a) See Note 1A.
(b) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(c) Non-income producing security.
(d) Federal Tax Information: At December 31, 1998 the net unrealized appreciation on investments based on cost of $663,228,994 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value over
      tax cost .................................................  $ 90,017,330
   Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .......   (40,774,550)
                                                                  ------------
   Net unrealized appreciation .................................  $ 49,242,780
                                                                  ============

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
STATEMENT OF
ASSETS AND LIABILITIES

December 31, 1998

ASSETS
 Investments at value (Identified
  cost -- $660,799,503) ................................      $712,471,774
 Cash ..................................................             4,616
 Receivable for:
  Securities sold .....................      $16,161,037
  Shares of the Fund sold .............          272,583
  Dividends and interest...............          494,519
  Foreign tax reclaim..................          839,927        17,768,066
                                             -----------      ------------
                                                               730,244,456
                                                              ------------
LIABILITIES
 Payable for:
  Securities purchased ................        8,508,453
  Shares of the Fund
   redeemed ...........................        5,441,766
  Distributions declared ..............       12,206,883        26,157,102
                                             -----------
 Accrued expenses:
  Management fees .....................          571,810
  Trustees' fees ......................           14,405
  Accounting and
   Administration .....................            4,413
  Other expenses ......................           78,762           669,390
                                             -----------      ------------
                                                                26,826,492
                                                              ------------
NET ASSETS .............................................      $703,417,964
                                                              ============
 Net Assets consist of:
  Capital paid-in ......................................      $654,175,184
  Accumulated net realized loss ........................        (2,429,491)
  Unrealized appreciation on
   investments -- net ..................................        51,672,271
                                                              ------------
NET ASSETS .............................................      $703,417,964
                                                              ============

 Shares of beneficial interest
  outstanding, no par value ............................        28,197,266
                                                              ============
 Net asset value per share* ............................            $24.95
                                                              ============

*Shares of the Fund are sold and redeemed at net asset value
   ($703,417,964 / 28,197,266).

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Year Ended December 31, 1998

INVESTMENT INCOME
 Income
  Dividends (net of withholding
   tax of $658,292) ......................................  $  10,233,802
  Interest ...............................................        140,860
                                                            -------------
                                                               10,374,662
                                                            -------------
 Expenses
  Management fees ........................................      6,997,004
  Trustees' fees .........................................         55,313
  Accounting and Administration ..........................         53,000
  Custodian ..............................................        134,951
  Transfer agent .........................................        239,011
  Audit and tax services .................................         34,994
  Legal ..................................................         16,547
  Printing ...............................................         26,674
  Registration ...........................................         58,659
  Miscellaneous ..........................................          5,225
                                                            -------------
                                                                7,621,378
                                                            -------------
 Net investment income ...................................      2,753,284
                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Realized gain on investments -- net .....................    100,982,649
 Unrealized depreciation -- net ..........................    (46,707,964)
                                                            -------------
 Net gain on investments .................................     54,274,685
                                                            -------------

NET CHANGE IN ASSETS FROM
 OPERATIONS ..............................................  $  57,027,969
                                                            =============

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED DECEMBER 31,
                                                                     -------------------------------
                                                                         1998               1997
                                                                     ------------      -------------
FROM OPERATIONS
  Net investment income (loss) ................................      $  2,753,284      $  (2,114,797)
  Net realized gain from investments ..........................       100,982,649        190,224,896
  Unrealized depreciation .....................................       (46,707,964)       (38,714,156)
                                                                     ------------      -------------
    Change in net assets from operations ......................        57,027,969        149,395,943
                                                                     ------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................        (2,753,284)           --
  Net realized gain on investments ............................      (100,982,649)      (187,774,697)
  In excess of net realized gain on investments ...............        (1,692,581)           --
                                                                     ------------      -------------
                                                                     (105,428,514)      (187,774,697)
                                                                     ------------      -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ................................        32,751,922         34,947,059
  Net asset value of shares issued in connection with
    reinvestment of:
    Dividends from net investment income ......................         2,347,427            --
    Distributions from net realized gain ......................        89,237,891        165,899,987
    Distributions in excess of net realized gain on investments         1,495,726            --
                                                                     ------------      -------------
                                                                      125,832,966        200,847,046
  Cost of shares redeemed .....................................       (96,687,361)       (71,055,460)
                                                                     ------------      -------------
    Change in net assets derived from capital share
      transactions ............................................        29,145,605        129,791,586
                                                                     ------------      -------------
  Total change in net assets ..................................       (19,254,940)        91,412,832

NET ASSETS
  Beginning of period .........................................       722,672,904        631,260,072
                                                                     ------------      -------------
  End of period ...............................................      $703,417,964      $ 722,672,904
                                                                     ============      =============

NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares ..................................         1,202,694          1,029,907
  Issued in connection with reinvestment of:
    Dividends from net investment income ......................            91,218            --
    Distributions from net realized gain ......................         3,580,435          6,153,926
    Distributions in excess of net realized gain on investments            59,422            --
                                                                     ------------      -------------
                                                                        4,933,769          7,183,833
    Redeemed ..................................................        (3,544,824)        (2,085,022)
                                                                     ------------      -------------
    Net change ................................................         1,388,945          5,098,811
                                                                     ============      =============

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                 1998          1997          1996          1995          1994
                                                ------        ------        ------        ------        ------
For a share of the Fund outstanding throughout each period:

Net asset value at the beginning of
  period ................................       $26.96        $29.08        $27.33        $20.58        $27.71
                                                ------        ------        ------        ------        ------
Net investment income (loss) ............         0.11         (0.08)(a)      0.07          0.02          0.07
Dividends from net investment income ....        (0.11)       --             (0.07)        (0.02)        (0.07)
Net realized and unrealized gain (loss)
  on investments ........................         2.18          7.04          7.62          8.43         (6.42)
Distribution from net realized gain .....        (4.12)        (9.08)        (5.84)        (1.68)        (0.69)
Distribution in excess of net realized
  gain on investments....................        (0.07)       --             (0.03)       --             (0.02)
                                                ------        ------        ------        ------        ------
Net increase (decrease) in net asset
  value .................................        (2.01)        (2.12)         1.75          6.75         (7.13)
                                                ------        ------        ------        ------        ------
Net asset value at end of period ........       $24.95        $26.96        $29.08        $27.33        $20.58
                                                ======        ======        ======        ======        ======
Total Return (%) ........................          8.5          23.9          28.1          41.1         -22.9

Ratios:
Operating expenses to average net assets (%)      1.07          1.07          0.82          0.85          0.84
Net investment income (loss) to average
  net assets (%) ........................         0.39         -0.29          0.23          0.07          0.25
Portfolio turnover (%) ..................          335           230           178           271           146
Net assets at end of period (in
  thousands) ($) ........................      703,418       722,673       631,260       521,248       401,676

(a) Per share net investment loss does not reflect the period's reclassification of permanent differences between book and tax basis net investment loss. See Note 1D.

                See accompanying notes to financial statements

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis. During the year ended December 31, 1998, the Fund received $922,213 from various class action suits.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. PURCHASES AND SALES OF SECURITIES -- For the year ended December 31, 1998, purchases and sales of securities other than United States government obligations and short-term investments aggregated $2,357,739,657 and $2,435,720,636, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 1998, the Fund incurred management fees of $6,997,004 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $53,000 is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM, (other than registered investment companies). Each other trustee is compensated by the CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, the Fund is responsible for $3,000 plus an annual variable fee calculated based on the proportion of the Fund's average net assets to the aggregate average net assets of the CGM Funds, which for 1998 was $5,602. In addition, the Chairman of the Independent Trustees Committee receives an annual retainer of $1,500.

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of CGM Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Capital Development Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 1999

CGM
CAPITAL
DEVELOPMENT
FUND

38th Annual Report
December 31, 1998

A No-Load Fund

[graphic omitted]

Investment Adviser
CAPITAL GROWTH MANAGEMENT
Limited Partnership

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110
---------------------------------------------
TELEPHONE NUMBERS

For information about:
[]  Account Procedures and Status
[]  Redemptions
[]  Exchanges
    Call 800-343-5678
[]  New Account Procedures
[]  Prospectuses
[]  Performance
    Call 800-345-4048

---------------------------------------------
MAILING ADDRESSES

FOR EXISTING ACCOUNTS

Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
---------------------------------------------

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CAR98                                                        Printed in U.S.A.